Supplement dated March 12, 2024
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2023, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) – Select Large Cap Value Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to VP – Select Large Cap Value Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2022, unless otherwise noted
VP – Select Large Cap Value Fund	Richard Rosen(i)	2 RICs 1 PIV 431 other accounts	$2.77 billion $141.51 million $3.55 billion	None	Columbia Management	Columbia Management
	Richard Taft	2 RICs 1 PIV 433 other accounts	$2.77 billion $141.51 million $3.55 billion	None
	Jeffrey Wimmer(h)	13 other accounts	$1.20 million	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2024.
(i)
Mr. Rosen is expected to retire effective June 30, 2024 and, as of such date, he will cease to serve as portfolio manager of the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7950-0007_(03/24)